UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 21, 2026
SLEEP NUMBER CORPORATION
(Exact name of registrant as specified in its charter)
Minnesota
(State or other jurisdiction of incorporation)

000-25121	41-1597886
(Commission File Number)	(IRS Employer Identification No.)
1001 Third Avenue South, Minneapolis, MN  55404
(Address of principal executive offices) (Zip Code)
(763) 551-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNBR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) As described below under Item 5.07, at the 2026 Annual Meeting of Shareholders of Sleep Number Corporation (the "Company") held on May 21, 2026 ("2026 Annual Meeting"), the Company’s shareholders approved an amendment to the Company's 2020 Equity Incentive Plan (the “2020 Plan”) to increase the number of shares reserved for issuance thereunder by 750,000 shares, which was previously approved by the Company’s Management Development and Compensation Committee. The 2020 Plan is described in detail under "Proposal 7 - Vote on Proposed Amendment to the Sleep Number Corporation 2020 Equity Incentive Plan” in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 8, 2026.

The foregoing description of the amendment is qualified in its entirety by reference to such amendment, which is filed herewith as Exhibit 10.1.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company's 2026 Annual Meeting, 17,964,664 shares of common stock (constituting 77.96% of the outstanding shares), were represented in person or by proxy. The final results of the shareholder votes regarding each proposal are set forth in the following tables:

Proposal 1. Election of Directors

Phillip M. Eyler, Julie M. Howard and Angel L. Mendez, were each elected by shareholders for three-year terms expiring at the 2029 Annual Meeting of Shareholders, or until their successors are elected and qualified, in accordance with the following voting results:

Nominees	For	Withheld	Broker Non-Votes
Phillip M. Eyler	10,872,873	1,599,123	5,492,668
Julie M. Howard	11,188,374	1,283,622	5,492,668
Angel L. Mendez	11,498,920	973,076	5,492,668

Proposal 2. Approve Amendments to the Company's Articles and Bylaws to Declassify the Board

The amendments to the Company's Third Restated Articles of Incorporation, as amended, ("Articles") and Restated Bylaws ("Bylaws") to declassify the Board were not approved, as the affirmative vote of two-thirds of the shares of common stock outstanding as of the Record Date for the Annual Meeting was required. Votes were as follows:

For	Against	Abstain	Broker Non-Votes
12,107,725	285,333	78,938	5,492,668

Proposal 3. Approve an Amendment to the Company's Articles to Eliminate the Supermajority Voting Requirement in Article XIV Related to Directors

The amendment to the Company's Articles to eliminate the supermajority voting requirement in Article XIV related to Directors was not approved, as the affirmative vote of two-thirds of the shares of common stock outstanding as of the Record Date for the Annual Meeting was required. Votes were as follows:

For	Against	Abstain	Broker Non-Votes
11,752,446	620,674	98,876	5,492,668

Proposal 4. Approve an Amendment to the Company's Articles to Eliminate the Supermajority Voting Requirements in Article XV Related to Approval of Certain Transactions

The amendment to the Company's Articles to eliminate the supermajority voting requirement in Article XV related to approval of certain transactions was not approved, as the affirmative vote of two-thirds of the shares of common stock outstanding as of the Record Date for the Annual Meeting was required. Votes were as follows:

For	Against	Abstain	Broker Non-Votes
11,750,016	682,175	39,805	5,492,668

Proposal 5. Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify, on an advisory basis, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year ending January 2, 2027, was approved by the affirmative vote of the holders of a majority of shares of common stock represented and entitled to vote in person or by proxy on such action, in accordance with the following voting results:

For	Against	Abstain	Broker Non-Votes
17,716,467	242,738	5,459	---

Proposal 6. Advisory Vote on Executive Compensation

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as outlined in the Company’s proxy statement was approved by the affirmative vote of the holders of a majority of shares of common stock represented and entitled to vote in person or by proxy on such action, in accordance with the following voting results:

For	Against	Abstain	Broker Non-Votes
10,510,518	704,349	1,257,129	5,492,668

Proposal 7. Amendment No. 2 to the Sleep Number Corporation 2020 Equity Incentive Plan

The proposal to approve an amendment to the Sleep Number Corporation 2020 Equity Incentive Plan was approved by the affirmative vote of the holders of a majority of shares of common stock represented and entitled to vote in person or by proxy on such action, in accordance with the following voting results:

For	Against	Abstain	Broker Non-Votes
8,578,821	3,624,947	268,228	5,492,668

ITEM 8.01	OTHER EVENTS

The Board believes that the proposed amendments to the Company's Articles and Bylaws to declassify the Board and eliminate the supermajority voting requirements in the Company's Articles XIV and XV are in the best interests of the Company and its shareholders. The Board was disappointed that these proposals did not get the requisite affirmative vote of two-thirds of the shares of common stock outstanding as of the Record Date at the Company's 2026 Annual Meeting and remains committed to pursing them.

This Item 8.01 contains “forward-looking” statements that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from expectations. The Company assumes no obligation to update any of these forward-looking statements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amendment No. 3 to the Sleep Number Corporation 2020 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLEEP NUMBER CORPORATION
(Registrant)

Dated: May 27, 2026	By:	/s/ Samuel R. Hellfeld
	Name:	Samuel R. Hellfeld
	Title:	Executive Vice President and Chief Legal and Risk Officer